UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2014

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street
Suite 1800
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Certain information with respect to Sanchez Energy Corporation (the “Company”) is attached to this Current Report on Form 8-K as Exhibit 99.4.  Pursuant to Regulation FD, the Company is hereby furnishing Exhibit 99.4 which contains additional information about the Company’s business, properties and operations.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 8.01 Other Events

As previously disclosed on the Current Report on Form 8-K filed July 2, 2014, the Company completed its previously announced acquisition of Eagle Ford Shale assets in Dimmit, LaSalle and Webb Counties in Texas (the “Properties”) from affiliates of Royal Dutch Shell plc on June 30, 2014 (the “Acquisition”). This Current Report on Form 8-K provides certain financial and other information with respect to the Acquisition.  The statements of revenues and direct operating expenses with respect to the Properties for each of the three years in the period ended December 31, 2013, the six months ended June 30, 2014 and 2013 and the related notes thereto together with the report of BDO USA, LLP, independent auditors, concerning those statements and related notes, are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. Pro forma consolidated financial information of the Company to give effect to the Acquisition is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.  Certain estimates of the oil and natural gas reserves and related information regarding the Company’s properties as of June 30, 2014, together with the report of Ryder Scott Company, L.P., with respect thereto, is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.  Additional information with respect to the Company is attached to this Current Report on Form 8-K as Exhibit 99.4 and is incorporated by reference herein.

The foregoing and certain of the exhibits hereto contain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include those regarding the anticipated benefits of the Acquisition and other aspects of the Acquisition.  No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this Current Report on Form 8-K. Although the Company believes that all such statements contained in this Current Report on Form 8-K are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of the Company’s control that could affect the Company’s future results and the value of its shares, including but not limited to the assumption of unknown liabilities in the Acquisition, failure of the Company’s properties to produce as anticipated, failure to successfully integrate the Properties, continued production of oil and gas at historical rates, costs of operations, delays, and any other difficulties related to producing oil or gas, the price of oil or gas, marketing and sales of produced oil and gas, estimates made in evaluating reserves, competition, general economic conditions and the ability to manage and continue growth and other factors described in the Company’s Annual Report for the year ended December 31, 2013 filed March 12, 2014 and any updates to those risk factors set forth in the Company’s Quarterly Reports on Form 10-Q filed May 12, 2014 or

August 11, 2014 or any Current Reports on Form 8-K. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this Current Report on Form 8-K. Please refer to the Company’s filings with the Securities and Exchange Commission for additional discussion of risks and uncertainties that may affect the Company’s actual future results. The Company undertakes no obligation to update the forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Exhibit
23.1	Consent of BDO USA, LLP.
23.2	Consent of Ryder Scott & Company, L.P.
99.1

Audited Statements of Revenues and Direct Operating Expenses of the Properties for the three years in the period ended December 31, 2013 and Unaudited Statements of Revenues and Direct Operating Expenses of the Properties for the six months ended June 30, 2014 and 2013.

99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company.
99.3	Reserve report letter as of June 30, 2014, prepared by Ryder Scott Company, L.P. and dated July 28, 2014.
99.4	Certain Company information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: September 9, 2014	By:	/s/ Michael G. Long
Michael G. Long
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
23.1	Consent of BDO USA, LLP.
23.2	Consent of Ryder Scott & Company, L.P.
99.1

Audited Statements of Revenues and Direct Operating Expenses of the Properties for the three years in the period ended December 31, 2013 and Unaudited Statements of Revenues and Direct Operating Expenses of the Properties for the six months ended June 30, 2014 and 2013.

99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company.
99.3	Reserve report letter as of June 30, 2014, prepared by Ryder Scott Company, L.P. and dated July 28, 2014.
99.4	Certain Company information